SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 10, 1998


                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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   Maine                             0-2429                       59-0276810
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(State or other jurisdiction     (Commission File  (IRS Employer Identification
     of incorporation)                Number)                  No.)


One Energy Place, Pensacola, Florida                              32520-0102
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code           (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events

Incorporation of Certain Documents by Reference

         Pursuant to Rule 411of Regulation C under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), Gulf Power Company (the "Company") does hereby incorporate by reference the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the three years in the period ended December 31, 1997, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission on March 30, 1998) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-42033, 333-42033-01 and 333-42033-02);
(iii) the preliminary prospectus supplement dated June 10, 1998 relating to the Company's Series A 6.70% Senior Insured Quarterly Notes due June 30, 2038 (the "Series A Senior Notes") filed pursuant to Rule 424(b) under the Securities Act; and (iv) the final prospectus supplement relating to the Series A Senior Notes to be filed pursuant to Rule 424(b) under the Securities Act.

         In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P., independent accountants for MBIA Insurance Corporation, insurer of the Series A Senior Notes, to the use of its name in such prospectus supplement. The consent of Coopers & Lybrand L.L.P. is filed herewith as Exhibit 23.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

         The following document is filed herewith in accordance with Item 601(b) of Regulation S-K.

     Exhibit No.               Description

         23                Consent of Coopers & Lybrand L.L.P.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     June 17, 1998                                 GULF POWER COMPANY



                                                        By /s/Wayne Boston
                                                              Wayne Boston
                                                         Assistant Secretary